-------------------------------------------------------------------------------

           GLOBAL INCOME
           FUND
-------------------------------------------------------------------------------

ANNUAL REPORT
DECEMBER 31, 2001

INDEPENDENT PUBLIC ACCOUNTANT                      AMERICAN STOCK
TAIT, WELLER & BAKER                               EXCHANGE SYMBOL:

                                                   GIF



11 HANOVER SQUARE
NEW YORK, NY 10005

1-800-937-5449

www.globalincomefund.net

                                AMERICAN STOCK
GLOBAL INCOME FUND              EXCHANGE SYMBOL:    GIF
--------------------------------------------------------------------------------
11 HANOVER SQUARE, NEW YORK, NY 10005
WWW.GLOBALINCOMEFUND.NET


                                                                January 25, 2002

Fellow Shareholders:

         In submitting this Annual Report, we first want to express our deepest sympathy for the families and friends of those who lost their lives in the murderous attacks of September 11, 2001. We hope and pray that those responsible are brought to justice and every effort is made to bring peace to a troubled world.

                               REVIEW AND OUTLOOK

         The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At year-end, the Fund had approximately 78% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 12% below investment grade, approximately 8.0% in stocks and the balance in money market securities. At year-end approximately 77% of investments were in entities located in the United States and the balance was spread over 7 countries and a supranational organization.

         The economy started to weaken in the first quarter of the year. Household consumption grew at its lowest rate in years, business investment dropped, and unemployment was on the rise. The economy was particularly vulnerable at the time of the September 11 attacks and confidence in the markets plummeted in September and brought the already slowing economy to a halt. Seeking to turn the tide, the Federal Reserve has reduced its target interest rate by 4.75 percentage points to end the year at 1.75%. These moves have lowered short term interest rates to their lowest levels since the early 1960s.

         Against this economic background, the Lehman Brothers Aggregate Bond Index had a 2001 return of 8.42% and the J.P. Morgan Global Government Bond Index had a negative return of 0.80%. Equity markets stumbled and then somewhat recovered with the Dow Jones Industrial Average, the Standard & Poor's 500 Index and the Nasdaq Composite Index declined 5.44%, 11.88% and 21.05%, respectively. In a bond market environment that favored higher quality bonds, the high yield market generally lagged behind the returns in the Treasury and investment grade markets. We had upgraded the overall quality of our portfolio, although we experienced losses in two investments (Global Crossings and the Republic of Argentina), which had an impact on the portfolio's overall return in the second half of 2001. Despite this difficult market environment for fixed income funds seeking a high level of income, we are pleased to report the Fund had a 2001 market total return of 15.94% on a net asset value total return of 2.33%.

         Going forward, we now feel that many of the market factors necessary for economic gains are in place. Recent improvements in unemployment claims, factory orders for non-military goods and measures of consumer confidence have signaled a turnaround. However, many economists, and we agree, say that if the U.S. economy does recover, that recovery will be relatively weak. While consumer spending lately shows resiliency as people take advantage of large sales discounts in the stores and 0% financing avail-able on many durable goods, especially automobiles, many corporate balance sheets will lack the strength to power the economy and increase corporate spending enough to spark the economy. Although the Federal Reserve's interest rate cuts may have stopped for now, we believe the Fed will be slow to raise rates over the next six months and most likely throughout 2002. After the last recession recovery at the beginning of the 1990s, the Federal Reserve waited a year and a half before it started raising rates again. A slow recovery may also allow both the stock and the bond markets to be somewhat protected from dramatic sell-offs.

         As we look to the future, the performance of the U.S. economy will be the most important element for both the fixed income and the equity markets. The signs of recovery are still preliminary and the timing uncertain. Although at this writing the economy is displaying a mix of strength and weakness, we believe a recovery will occur this year. This uncertainty in the markets should provide opportunities for the Fund to purchase securities that will provide attractive levels of current income and, secondarily, capital appreciation over the coming year.

                   10% DIVIDEND DISTRIBUTION POLICY CONTINUED

         The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ending December 31, 2001 actual distributions were 10.02% of average net assets with approximately 59.28% derived from net investment income and the balance from return of capital. We continue to believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                    PURCHASE SHARES AT AN ATTRACTIVE DISCOUNT

         The Fund's current net asset value per share is $5.47. With a recent closing on the American Stock Exchange of $5.12 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to also add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1 800-937-5449 and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,


                           /s/ Thomas B. Winmill     /s/ Marion E. Morris
                           ---------------------     ----------------------
                           Thomas B. Winmill         Marion E. Morris
                           President                 Senior Vice President
                                                     Portfolio Manager


                                                   GLOBAL INCOME FUND, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

 PAR VALUE                                                                                              MARKET VALUE
 ----------                                                                                             ------------
              DEBT SECURITIES (81.95%)

              FRANCE (1.80%)
$   500,000   Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 ......................................   $   516,195
                                                                                                         -----------
              JAPAN (3.68%)
  1,000,000   Takefuji Corp., 9.20% Bonds, due 4/15/11................................................     1,057,092
                                                                                                         -----------
              MEXICO (5.56%)
  1,000,000   Petroleos Mexicanos, 9.50% Bonds, due 9/15/27 ..........................................     1,060,000
    500,000   United Mexican States, 8.62% Bonds, due 3/12/08 ........................................       537,500
                                                                                                         -----------
                                                                                                           1,597,500
                                                                                                         -----------
              QATAR (3.56%)
  1,000,000   Ras Laffan Liquid Natural Gas, 8.294% Secured Bonds, due 3/15/14                             1,022,500
                                                                                                         -----------
              UNITED STATES (61.42%)
    500,000   Adelphia Communications Corp.,10.25% Senior Notes, due 6/15/11 .........................       501,250
    500,000   Allegheny Energy Supply, 7.80% Notes, due 3/15/11 ......................................       483,431
  1,000,000   Anheuser-Busch Companies, Inc., 6.75 Notes, due 6/01/05 ................................     1,032,005
    500,000   AT&T Corp.-Liberty Media, 8.25% Debentures, due 2/01/30 (2) ............................       474,186
    375,000   Bunge Trade Ltd., 9.25% Notes, due 5/01/02 (2) .........................................       376,875
  1,000,000   Chubb Corp., 6% Notes, due 11/15/11 ....................................................       984,226
  1,000,000   Citizens Utilities Co., 7.60%  Debentures, due 6/01/06 .................................     1,037,305
  1,000,000   Daimler Chrysler NA Holding, 8.50% Debentures, due 1/18/31 .............................     1,070,506
    250,000   Deere & Co., 7.125% Notes, due 3/03/31 .................................................       250,623
    500,000   Dillard's Inc., 6.125% Notes, due 11/01/03 .............................................       479,375
  1,000,000   Disney (Walt) Company, 5.50% Notes, due 12/29/06 .......................................       991,206
  1,500,000   General Electric Capital Corp., 6.125% Notes, due 2/22/11 ..............................     1,526,840
  1,000,000   The Goldman Sachs Group, Inc. 6.875% Bonds, due 1/15/11................................      1,025,900
  1,000,000   IBM Corp., 7.50% Debentures, due 6/15/13 ...............................................     1,118,074
    500,000   Kellogg Co., 6.60% Notes, due 4/01/11 ..................................................       514.760
    200,000   Knight-Ridder Inc., 7.15% Debentures, due 11/01/27 .....................................       198,520
  1,000,000   Long Island Lighting Co., 8.20% Debentures, due 3/15/23 ................................       993,838
    500,000   Penney (J.C.) Co., Inc., 6.90% Debentures, due 8/15/26 .................................       490,480
  1,000,000   Philip Morris Companies Inc., 7.75% Debentures, due 1/15/27 ............................     1,039,701
  1,000,000   Ryder System Inc., 6.35% Notes, due 7/28/04 ............................................     1,009,491
  1,000,000   U.S. Treasury Note, 5%, due 8/15/11 ....................................................       997,813
  1,000,000   Westvaco Corp., 8.20% Debentures, due 1/15/30..........................................      1,063,639
                                                                                                         -----------
                                                                                                          17,660,044
                                                                                                         -----------
              URUGUAY ( 1.79%)
    500,000   Banco Comercial S.A., 8.875% Bonds,
              due 5/15/09 516,250 ...................................................................        516,250
                                                                                                         -----------

GLOBAL INCOME FUND, INC.   3    See accompanying notes to financial statements.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

   PAR VALUE                                                                                     MARKET VALUE
--------------                                                                                   ------------
               VENEZUELA (3.18%)
$    566,000   PDVSA Finance Ltd., 8.75% Senior Notes, due 2/15/04...........................     $   573,075
     455,000   Petrozuata Finance, Inc., 8.22% Notes, due 4/01/17 (2)........................         342,387
                                                                                                  -----------
                                                                                                      915,462
                                                                                                  -----------
               SUPRANATIONAL/OTHER (.96%)
MXN2,400,000   The International Bank for Reconstruction &Development,
               15.875% Notes, due 2/28/03 (1)................................................         275,914
                                                                                                  -----------
                 Total Debt Securities (cost: $23,541,367)...................................      23,560,957
                                                                                                  -----------

   SHARES      COMMON STOCKS (2.67%)
-------------  INVESTMENT ADVICE (2.67%)
      15,900   Alliance Capital Management Holding L.P.......................................         768,288
                                                                                                  -----------

                 Total Common Stocks (cost: $732,596).......................................          768,288
                                                                                                  -----------

               PREFERRED STOCKS (5.05%)
      25,000   British Airways Finance, 6.75%...............................................          445,675
      20,000   Disney (Walt) Company, 7.00%.................................................          504,800
      20,000   Wells Fargo Capital Trust IV, 7.00%..........................................          502,800
                                                                                                  -----------

                 Total Preferred Stocks (cost:$1,413,280)...................................        1,453,275
                                                                                                  -----------

   PAR VALUE         SHORT TERM INVESTMENTS (10.33%)
--------------
  $  950,000   Federal Home Loan Mortgage Corp.,1.75%, due 1/22/02..........................          949,030
   1,000,000   Federal Home Loan Mortgage Corp., 1.96%, due 9/30/02.........................          985,191
   1,000,000   FederalNational Mortgage Corp., 1.76%, due 5/13/02...........................          993,547
      41,914   State Street Bank&Trust Repurchase Agreement, .65%, 12/31/01,
               due 1/2/02 (collateralized by $40,000 U.S. Treasury Notes, 7.25%, due 8/15/04, market value:  $44,915, proceeds at
               maturity: $41,915) ..........................................................           41,914
                                                                                                  -----------

                 Total Short Term Investments (cost:$2,969,682)..............................       2,969,682
                                                                                                  -----------

                              TOTAL INVESTMENTS (COST:$28,656,925)(100%) ....................     $28,752,202
                                                                                                  ===========


(1)  Par value stated in currency indicated; market value stated in U.S.
     dollars.

(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.

See accompanying notes to financial statements.  4     GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
   Investments at market value
     (cost: $28,656,925) (note 1) ...............................   $28,752,202
   Interest receivable ..........................................       453,906
                                                                    -----------
   Other assets .................................................         5,322
                                                                    -----------
         Total assets ...........................................    29,211,430
                                                                    -----------
LIABILITIES:
   Accrued expenses .............................................        84,523
   Accrued management fees ......................................        17,358
                                                                    -----------
         Total liabilities ......................................       101,881
                                                                    -----------
NET ASSETS: (applicable to 5,349,191
   shares outstanding: 20,000,000 shares
   of $.01 par value authorized) ................................   $29,109,549
                                                                    ===========
NET ASSET VALUE PER SHARE
   ($29,109,549 / 5,349,191 shares outstanding) ...............           $5.44
                                                                          =====
At December 31, 2001, net assets consisted of:
   Paid-in capital ..............................................   $36,410,959
   Accumulated net realized loss on
     investments, foreign
     currencies and futures .....................................    (7,394,174)
   Accumulated deficit in net investment
     income .....................................................        (2,690)
   Net unrealized appreciation on
     investments and foreign currencies .........................        95,454
                                                                    -----------
                                                                    $29,109,549
                                                                    ===========
STATEMENT OF OPERATIONS
Year Ended December 31, 2001

INVESTMENT INCOME:
   Interest .....................................................   $ 2,093,398
   Dividends ....................................................       191,728
                                                                    -----------
     Total investment income ....................................     2,285,126
                                                                    -----------
EXPENSES:
   Investment management (note 3) ...............................       208,607
   Custodian ....................................................       110,774
   Professional (note 3) ........................................        76,964
   Directors ....................................................        44,493
   Transfer agent ...............................................        29,363
   Printing .....................................................        27,995
   Registration (note 3) ........................................        10,414
   Other ........................................................         5,133
                                                                    -----------
     Total operating expenses ...................................       513,743
     Loan interest and fees (note 5) ............................         2,659
     Fee reductions (note 4) ....................................        (3,627)
                                                                    -----------
     Total expenses .............................................       512,775
                                                                    -----------
        Net investment income ...................................     1,772,351
                                                                    -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
   Net realized gain on investments .............................       231,233
   Net realized loss from foreign currency
     and futures transactions ...................................       (64,476)
   Unrealized depreciation on investments
     and foreign currencies during the year .....................      (342,949)
                                                                    -----------
       Net realized and unrealized loss
         on investments and foreign
         currencies .............................................      (176,192)
                                                                    -----------
       Net increase in net assets
         resulting from operations ..............................   $ 1,596,159
                                                                    ===========





GLOBAL INCOME FUND, INC.    5   See accompanying notes to financial statements.

STATEMENTS  OF CHANGES IN NET ASSETS
For the Years Ended  December  31, 2001 and 2000


                                                                                           2001         2000
                                                                                         ---------   -----------
OPERATIONS:
   Net investment income.............................................................    1,772,351    $2,429,148
   Net realized gain (loss) from security and foreign currency transactions..........      166,757    (1,178,752)
   Unrealized appreciation (depreciation) on investments and foreign currencies
     during the year.................................................................     (342,949)    1,635,694
                                                                                        ----------    ----------
            Net change in net assets resulting from operations.......................    1,596,159     2,886,090

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($0.36 and $0.42 per share, respectively)...........   (1,939,108)   (2,143,663)
   Tax return of capital to shareholders ($0.20 and $0.16 per share, respectively)...   (1,050,851)     (797,060)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions (141,884
        and 170,363 shares, respectively) (note 6) .................................       720,680       777,179
                                                                                        ----------    ----------
               Total change in net assets............................................     (673,120)      722,546
NET ASSETS:
   Beginning of year.................................................................   29,782,669    29,060,123
                                                                                        ----------    ----------
   End of year.......................................................................   29,109,549   $29,782,669
                                                                                        ==========   ===========



See accompanying notes to financial statements. 6     GLOBAL INCOME FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

(1) Global  Income Fund,  Inc. is a Maryland  corporation  registered  under the
Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2001, the Fund had an unused capital loss carryforward of approximately $6,992,000 of which $1,420,000 expires in 2004, $214,000 in 2006, $3,977,000 in 2007, and
$1,381,000 in 2008. Based on Federal income tax cost of $28,656,925, gross unrealized appreciation and gross unrealized depreciation were $531,199 and $435,922, respectively, at December 31, 2001. Distributions paid to shareholders during the year ended December 31, 2000 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $29,045 for providing certain administrative and accounting services at cost for the year ended December 31, 2001.

(4) The Fund has entered into an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended December 31, 2001, the Fund's custodian and transfer agent fees were reduced by $1,564 and $2,063,

GLOBAL INCOME FUND, INC.              7
respectively under this arrangement. Purchases and sales of securities other than short term notes aggregated $45,348,663 and $48,553,737, respectively, for the year ended December 31, 2001. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 2001.

(5) The Fund may borrow through a committed bank line of credit. For the year ended December 31, 2001, there was no there were no borrowings on the bank line of credit. (6) The tax character of distributions paid to shareholders for the years ended December 31, 2001 and 2000 was follows:
                                               2001                  2000
                                           ----------              ------------
            Distributions paid from:
               Ordinary income             $1,939,108              $2,143,663
                                            ---------               ---------
               Return of capital            1,050,851                 797,060
                                            =========               =========
                                           $2,989,959              $2,940,723
-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                         SIX MONTHS
                                                              YEARS ENDED DECEMBER 31,     ENDED          YEARS ENDED JUNE 30,
                                                              ------------------------  DECEMBER 31,  ----------------------------
                                                                2001             2000       1999        1999     1998       1997
                                                              -------          -------    -------     -------   -------    -------
PER SHARE DATA*
Net asset value at beginning of period .....................  $  5.72          $  5.77    $  5.99     $  6.93   $  8.43    $  7.92
                                                              -------          -------    -------     -------   -------    -------
Income from investment operations:
   Net investment income ...................................      .32              .42        .23         .55       .52        .51
   Net realized and unrealized gain (loss) on
     investments ...........................................     (.04)             .11       (.15)       (.81)    (1.18)       .59
                                                              -------          -------    -------     -------   -------    -------
         Total from investment operations ..................      .28              .53        .08        (.26)     (.66)      1.10
                                                              -------          -------    -------     -------   -------    -------
Less distributions:
   Distributions to shareholders ...........................     (.36)            (.42)      (.23)       (.55)     (.52)      (.59)
     Tax return of capital to shareholders .................     (.20)            (.16)      (.07)       (.13)     (.32)        --
                                                              -------          -------    -------     -------   -------    -------
         Total distributions ...............................     (.56)            (.58)      (.30)       (.68)     (.84)      (.59)
                                                              -------          -------    -------     -------   -------    -------
Net asset value at end of period ...........................  $  5.44          $  5.72    $  5.77     $  5.99   $  6.93    $  8.43
                                                              =======          =======    =======     =======   =======    =======
Per share market value at end of period ....................  $  4.91          $  4.69    $  4.44     $  5.19   $  6.44    $  8.50
                                                              =======          =======    =======     =======   =======    =======
TOTAL RETURN ON NET ASSET VALUE
   BASIS ...................................................     2.33%            9.05%      2.52%      (2.23)%   (8.44)%    14.71%
                                                              =======          =======    =======     =======   =======    =======
TOTAL RETURN ON MARKET VALUE BASIS (A) .....................    15.94%           19.75%     (8.96)%     (8.85)%  (15.65)%    15.71%
                                                              =======          =======    =======     =======   =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ................  $29,110          $29,783    $29,060     $29,600   $33,024    $25,361
                                                              =======          =======    =======     =======   =======    =======
Average net assets .........................................  $29,839          $29.240    $29,448     $30,261   $25,232    $24,694
                                                              =======          =======    =======     =======   =======    =======
Ratio of expenses before loan interest, commitment
    fees and nonrecurring expenses .........................     1.72%            1.38%      1.48%**     1.46%     1.58%      2.00%
                                                              =======          =======    =======     =======   =======    =======
Ratio of total expenses to average net assets (b) ..........     1.73%            2.69%      2.26%**     2.45%     3.52%      2.71%
                                                              =======          =======    =======     =======   =======    =======
Ratio of net investment income to average net assets .......     5.94%            8.31%      9.21%**     8.95%     8.53%      7.35%
                                                              =======          =======    =======     =======   =======    =======
Portfolio turnover rate ....................................      160%             259%       115%        183%      328%       475%
                                                              =======          =======    =======     =======   =======    =======

*   Per share income and operating expenses and net realized and unrealized gain
    (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**  Annualized.
(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end manage- ment investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 1.72%, 2.66%, 2.24%**, 2.43% and 3.42% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

                                         8             GLOBAL INCOME FUND, INC.

                          RESULTS OF THE ANNUAL MEETING

The Fund's annual meeting of stockholders was held on October 30, 2001.

1.   To elect the following directors to serve as follows:

DIRECTOR                      CLASS     TERM      EXPIRING        VOTES FOR      VOTES WITHHELD
---------------------------   -----   --------    ---------   --------------     ---------------
Frederick A. Parker, Jr.      III     4 years      2005       5,085,339.844        109,371.418
Douglas A. Wu                 IV      5 years      2006       5,081,135.844        113,575.418
Thomas B. Winmill             IV      5 years      2006       5,089,657.433        105,053.829

Directors whose term of office continued after the meeting are Robert D. Anderson, George B. Langa, Peter K. Werner, and Bassett S. Winmill.



2. To ratify the selection of Tait, Weller &Baker as the Fund's independent public accountant.

                          VOTES FOR             VOTES AGAINST           ABSTENTIONS                UNVOTED
                      ----------------          -------------           ------------        ---------------------
                      5,130,403.433               40,499.829             23,808.000            106,084.828

The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund' next annual meeting is May 22, 2002, pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is July 22, 2002, as established by the Fund's By-Laws, as amended December 13, 2000.

================================================================================
                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

================================================================================
                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

GLOBAL INCOME FUND, INC.             9

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 18, 2002

-------------------------------------------------------------------------------
                             OFFICERS AND DIRECTORS

DIRECTORS                                         OFFICERS

BASSETT S. WINMILL                                THOMAS B. WINMILL, Esq.
Chairman                                          President

ROBERT D. ANDERSON                                MARION E. MORRIS
Vice Chairman                                     Senior Vice President

GEORGE B. LANGA*                                  WILLIAM G. VOHRER
FREDERICK A. PARKER, JR.*                         Treasurer
PETER K. WERNER*
DOUGLAS WU*                                       MONICA PELAEZ, Esq.
THOMAS B. WINMILL, ESQ.                           Vice President, Secretary

* Member, Audit Committee                         HEIDI KEATING
                                                  Vice President



                                  10                  GLOBAL INCOME FUND, INC.

-------------------------------------------------------------------------------

GLOBAL INCOME FUND
----------------------------
11 HANOVER SQUARE
NEW YORK, NY 10005






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